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                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. of our reports dated February 28, 1994 included in and incorporated by reference in this Annual Report on Form 10-K of Merrill Lynch & Co., Inc. for the year ended December 31, 1993.

Filed on Form S-8:

   Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

   Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

   Registration Statement No. 33-33336 (Long Term Incentive Compensation Plan)

   Registration Statement No. 33-51831 (Long Term Incentive Compensation Plan)

   Registration Statement No. 33-48846 (401(K) Savings and Investment Plan)

   Registration Statement No. 33-51829 (401(K) Savings and Investment Plan)

   Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

   Registration Statement No. 33-54572 (401(K) Savings and Investment Plan
     (Puerto Rico))


Filed on Form S-3:

   Debt Securities or Warrants

   Registration Statement No. 33-54218

   Registration Statement No. 2-78338
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   Registration Statement No. 2-89519

   Registration Statement No. 2-83477

   Registration Statement No. 33-03602

   Registration Statement No. 33-17965

   Registration Statement No. 33-27512

   Registration Statement No. 33-35456

   Registration Statement No. 33-42041

   Registration Statement No. 33-45327

   Registration Statement No. 33-49947

   Registration Statement No. 33-51489

   Registration Statement No. 33-52647

   Medium Term Notes

   Registration Statement No.  2-96315

   Registration Statement No. 33-03079

   Registration Statement No. 33-05125

   Registration Statement No. 33-09910

   Registration Statement No. 33-16165

   Registration Statement No. 33-19820

   Registration Statement No. 33-23605

   Registration Statement No. 33-27549

   Registration Statement No. 33-38879

   Other Securities

   Registration Statement No. 33-19975 (Remarketed Preferred Stock, Series C)
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   Registration Statement No. 33-33335 (Common Stock)

   Registration Statement No. 33-45777 (Common Stock)

   /s/ Deloitte & Touche

   New York, New York
   March 29, 1994